                                                        Exhibit 99.1
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME: Kitty Hawk, Inc.                                ACCRUAL BASIS
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42141-BJH                               02/13/95, RWD, 2/96
--------------------------------------------

--------------------------------------------
JUDGE: Barbara J. Houser
--------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: FEBRUARY 28, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:


/s/ Drew Keith                                       Chief Financial Officer
-------------------------------------------    ---------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                     TITLE


Drew Keith                                                3/20/2002
-------------------------------------------    ---------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                           DATE

PREPARER:


/s/ Jessica L. Wilson                                Chief Accounting Officer
-------------------------------------------    ---------------------------------
ORIGINAL SIGNATURE OF PREPARER                             TITLE


Jessica L. Wilson                                         3/20/2002
-------------------------------------------    ---------------------------------
PRINTED NAME OF PREPARER                                    DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE  NAME:  Kitty Hawk, Inc.                              ACCRUAL BASIS-1
--------------------------------------------

--------------------------------------------
CASE  NUMBER: 400-42141-BJH                             02/13/95, RWD, 2/96
--------------------------------------------

--------------------------------------------------
COMPARATIVE  BALANCE  SHEET
---------------------------------------------------------------------------------------------
                                                          MONTH             MONTH       MONTH
                                        SCHEDULE      ---------------------------------------
ASSETS                                   AMOUNT        January 2002     February 2002
---------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                 $ 13,401,586    $   20,180,937    $  17,150,345    $0
---------------------------------------------------------------------------------------------
2.  RESTRICTED CASH                                   $            0    $           0    $0
---------------------------------------------------------------------------------------------
3.  TOTAL CASH                        $ 13,401,586    $   20,180,937    $  17,150,345    $0
---------------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE (NET)                          ($ 14,520,034)    ($14,425,687)   $0
---------------------------------------------------------------------------------------------
5.  INVENTORY                                         $            0    $           0    $0
---------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE                  $     15,000    $       15,000    $      15,000    $0
---------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                                  $      271,167    $     614,637    $0
---------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)               $422,186,692    $  322,944,667    $ 316,904,161    $0
---------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS              $435,603,278    $  328,891,737    $ 320,258,456    $0
---------------------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT       $  2,425,652    $    7,539,078    $   7,574,291    $0
---------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION / DEPLETION                          $    4,186,330    $   4,268,443    $0
---------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT                         $  2,425,652    $    3,352,748    $   3,305,848    $0
---------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                 $     62,465    $      196,763    $     196,763    $0
---------------------------------------------------------------------------------------------
14. OTHER ASSETS -- NET OF
    AMORTIZATION (ATTACH LIST)        $ 10,967,208    $    8,943,809    $   7,151,860    $0
---------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)               $138,370,015    $  138,370,015    $ 138,370,015    $0
---------------------------------------------------------------------------------------------
16. TOTAL ASSETS                      $587,428,618    $  479,755,072    $ 469,282,942    $0
---------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                  $      783,241    $     922,527    $0
---------------------------------------------------------------------------------------------
18. TAXES PAYABLE                                           ($79,626)       ($872,642)   $0
---------------------------------------------------------------------------------------------
19. NOTES PAYABLE                                     $            0    $           0    $0
---------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES                                 $    1,325,700    $   1,130,408    $0
---------------------------------------------------------------------------------------------
21. SECURED DEBT                                      $            0    $           0    $0
---------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)                               $      579,453    $     604,962    $0
---------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION
    LIABILITIES                                       $    2,608,768    $   1,785,255    $0
---------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------
24. SECURED DEBT                      $466,119,468    $  347,726,052    $ 339,266,959    $0
---------------------------------------------------------------------------------------------
25. PRIORITY DEBT                     $     29,661    $            0    $           0    $0
---------------------------------------------------------------------------------------------
26. UNSECURED DEBT                    $ 22,580,547    $    2,232,210    $   2,232,210    $0
---------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)               $          0    $   28,849,513    $  28,849,513    $0
---------------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES     $488,729,676    $  378,807,775    $ 370,348,682    $0
---------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                 $488,729,676    $  381,416,543    $ 372,133,937    $0
---------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY                        $   98,457,967    $  98,457,967    $0
---------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)                                       ($119,438)     ($1,308,962)   $0
---------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)
---------------------------------------------------------------------------------------------
33. TOTAL EQUITY                      $          0    $   98,338,529    $  97,149,005    $0
---------------------------------------------------------------------------------------------
34. TOTAL LIABILITIES &
    OWNERS' EQUITY                    $488,729,676    $  479,755,072    $ 469,282,942    $0
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                                                        Monthly Operating Report

--------------------------------------------
CASE  NAME:  Kitty Hawk, Inc.                              ACCRUAL BASIS-2
--------------------------------------------

--------------------------------------------
CASE  NUMBER: 400-42141-BJH                             02/13/95, RWD, 2/96
--------------------------------------------

-------------------------------------
INCOME STATEMENT
----------------------------------------------------------------------------------------------
                                             MONTH            MONTH      MONTH
                                          ------------------------------------      QUARTER
REVENUES                                  January 2002    February 2002              TOTAL
----------------------------------------------------------------------------------------------
1.  GROSS REVENUES                         $        0     $          0    $0      $          0
----------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS              $        0     $          0    $0      $          0
----------------------------------------------------------------------------------------------
3.  NET REVENUE                            $        0     $          0    $0      $          0
----------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------
4.  MATERIAL                               $        0     $          0    $0      $          0
----------------------------------------------------------------------------------------------
5.  DIRECT LABOR                           $        0     $          0    $0      $          0
----------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD                        $        0     $          0    $0      $          0
----------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD               $        0     $          0    $0      $          0
----------------------------------------------------------------------------------------------
8.  GROSS PROFIT                           $        0     $          0    $0      $          0
----------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------
9.  OFFICER / INSIDER COMPENSATION         $   49,272     $     49,272    $0      $     98,544
----------------------------------------------------------------------------------------------
10. SELLING & MARKETING                    $        0     $          0    $0      $          0
----------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE                ($699,032)       ($957,950)   $0       ($1,656,982)
----------------------------------------------------------------------------------------------
12. RENT & LEASE                           $   21,258     $     21,258    $0      $     42,516
----------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                    $        0     $          0    $0      $          0
----------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES                ($628,502)       ($887,420)   $0       ($1,515,922)
----------------------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                       $  628,502     $    887,420    $0      $  1,515,922
----------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)         ($17,278)        ($22,315)   $0          ($39,593)
----------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)      $        0     $          0    $0      $          0
----------------------------------------------------------------------------------------------
18. INTEREST EXPENSE                       $  216,343     $    144,280    $0      $    360,623
----------------------------------------------------------------------------------------------
19. DEPRECIATION / DEPLETION               $   82,886     $     82,118    $0      $    165,004
----------------------------------------------------------------------------------------------
20. AMORTIZATION                           $   75,399     $  1,862,747    $0      $  1,938,146
----------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                    $        0     $          0    $0      $          0
----------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES            $  357,350     $  2,066,830    $0      $  2,424,180
----------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES                      $  470,216     $    803,131    $0      $  1,273,347
----------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES                      $        0     $          0    $0      $          0
----------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                    $        0     $          0    $0      $          0
----------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES          $  470,216     $    803,131    $0      $  1,273,347
----------------------------------------------------------------------------------------------
27. INCOME TAX                               ($79,626)       ($793,016)   $0         ($872,642)
----------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                       ($119,438)     ($1,189,525)   $0       ($1,308,963)
----------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME: Kitty Hawk, Inc.                                ACCRUAL BASIS-3
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
--------------------------------------------


----------------------------------------------------------------------------------------------
                                               MONTH           MONTH        MONTH
CASH RECEIPTS AND                           ------------------------------------     QUARTER
DISBURSEMENTS                               January 2002    February 2002              TOTAL
----------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH               $14,061,386     $20,180,937     $0     $14,061,386
----------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------
2.  CASH SALES                              $         0     $         0     $0     $         0
----------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------
3.  PREPETITION                             $         0     $         0     $0     $         0
----------------------------------------------------------------------------------------------
4.  POSTPETITION                            $         0     $         0     $0     $         0
----------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS                $         0     $         0     $0     $         0
----------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH  LIST)         $         0     $         0     $0     $         0
----------------------------------------------------------------------------------------------
7.  SALE OF ASSETS                          $         0     $         0     $0     $         0
----------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                     $35,343,604     $16,082,135     $0     $51,425,739
----------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS            $35,343,604     $16,082,135     $0     $51,425,739
----------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS                          $35,343,604     $16,082,135     $0     $51,425,739
----------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE                    $49,404,990     $36,263,072     $0     $65,487,125
----------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------
12. NET PAYROLL                             $ 1,894,351     $ 1,547,755     $0     $ 3,442,106
----------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                      $   829,271     $   631,908     $0     $ 1,461,179
----------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID           $         0     $    69,457     $0     $    69,457
----------------------------------------------------------------------------------------------
15. SECURED / RENTAL / LEASES               $18,610,867     $10,716,478     $0     $29,327,345
----------------------------------------------------------------------------------------------
16. UTILITIES                               $    89,643     $    42,970     $0     $   132,613
----------------------------------------------------------------------------------------------
17. INSURANCE                               $   609,286     $   585,726     $0     $ 1,195,012
----------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES                     $         0     $         0     $0     $         0
---------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES                        $         0     $         0     $0     $         0
----------------------------------------------------------------------------------------------
20. TRAVEL                                  $   372,940     $   236,890     $0     $   609,830
----------------------------------------------------------------------------------------------
21. ENTERTAINMENT                           $         0     $         0     $0     $         0
----------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE                   $   792,351     $   477,222     $0     $ 1,269,573
----------------------------------------------------------------------------------------------
23. SUPPLIES                                $         0     $         0     $0     $         0
----------------------------------------------------------------------------------------------
24. ADVERTISING                             $     3,814     $       140     $0     $     3,954
----------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                     $ 5,758,680     $ 3,797,984     $0     $ 9,556,664
----------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS           $28,961,203     $18,106,530     $0     $47,067,733
----------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
----------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES                       $   242,600     $ 1,006,197     $0     $ 1,248,797
----------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES                       $    20,250     $         0     $0     $    20,250
----------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)                     $         0     $         0     $0     $         0
----------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES           $   262,850     $ 1,006,197     $0     $ 1,269,047
----------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS                     $29,224,053     $19,112,727     $0     $48,336,780
----------------------------------------------------------------------------------------------
32. NET CASH FLOW                           $ 6,119,551     ($3,030,592)    $0     $ 3,088,959
----------------------------------------------------------------------------------------------
33. CASH - END OF MONTH                     $20,180,937     $17,150,345     $0     $17,150,345
----------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME: Kitty Hawk, Inc.                                ACCRUAL BASIS-4
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
--------------------------------------------

-----------------------------------------------------------------------------------------
                                                       MONTH            MONTH       MONTH
                                         SCHEDULE   -------------------------------------
ACCOUNTS RECEIVABLE AGING                 AMOUNT    January 2002    February 2002
-----------------------------------------------------------------------------------------
1.  0-30                                            $      22,604   $           0    $0
-----------------------------------------------------------------------------------------
2.  31-60                                           $           0   $      22,604    $0
-----------------------------------------------------------------------------------------
3.  61-90                                           $           0   $           0    $0
-----------------------------------------------------------------------------------------
4.  91+                                             $      63,261   $      63,261    $0
-----------------------------------------------------------------------------------------
5.  TOTAL ACCOUNTS RECEIVABLE               $0      $      85,865   $      85,865    $0
-----------------------------------------------------------------------------------------
6.  AMOUNT CONSIDERED UNCOLLECTIBLE                 $  14,605,899   $  14,511,552    $0
-----------------------------------------------------------------------------------------
7.  ACCOUNTS RECEIVABLE (NET)               $0       ($14,520,034)   ($14,425,687)   $0
-----------------------------------------------------------------------------------------

--------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES              MONTH:     February 2002
                                                               -----------------------
--------------------------------------------------------------------------------------
                                 0-30        31-60      61-90      91+
TAXES PAYABLE                    DAYS        DAYS       DAYS       DAYS       TOTAL
--------------------------------------------------------------------------------------
1.  FEDERAL                     ($872,642)  $     0   $      0   $      0    ($872,642)
--------------------------------------------------------------------------------------
2.  STATE                      $        0   $     0   $      0   $      0   $        0
--------------------------------------------------------------------------------------
3.  LOCAL                      $        0   $     0   $      0   $      0   $        0
--------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)        $        0   $     0   $      0   $      0   $        0
--------------------------------------------------------------------------------------
5.  TOTAL TAXES PAYABLE         ($872,642)  $     0   $      0   $      0    ($872,642)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
6.  ACCOUNTS PAYABLE           $  416,063   $52,060   $107,152   $347,252   $  922,527
--------------------------------------------------------------------------------------

--------------------------------------------
STATUS  OF  POSTPETITION  TAXES                         MONTH:   February 2002
                                                               ------------------
---------------------------------------------------------------------------------
                                BEGINNING       AMOUNT                  ENDING
                                   TAX       WITHHELD AND/   AMOUNT      TAX
FEDERAL                         LIABILITY*    0R ACCRUED      PAID     LIABILITY
---------------------------------------------------------------------------------
1.  WITHHOLDING**               $       0     $   71,855     $71,855   $        0
---------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**             $       0     $        0     $     0   $        0
---------------------------------------------------------------------------------
3.  FICA-EMPLOYER**             $       0     $        0     $     0   $        0
---------------------------------------------------------------------------------
4.  UNEMPLOYMENT                $       0     $        0     $     0   $        0
---------------------------------------------------------------------------------
5.  INCOME                       ($79,626)     ($793,016)    $     0    ($872,642)
---------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)         $       0     $        0     $     0   $        0
---------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES          ($79,626)     ($721,161)    $71,855    ($872,642)
---------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------
8.  WITHHOLDING                 $       0     $        0     $     0   $        0
---------------------------------------------------------------------------------
9.  SALES                       $       0     $        0     $     0   $        0
---------------------------------------------------------------------------------
10. EXCISE                      $       0     $        0     $     0   $        0
---------------------------------------------------------------------------------
11. UNEMPLOYMENT                $       0     $        0     $     0   $        0
---------------------------------------------------------------------------------
12. REAL PROPERTY               $       0     $        0     $     0   $        0
---------------------------------------------------------------------------------
13. PERSONAL PROPERTY           $       0     $        0     $     0   $        0
---------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)         $       0     $        0     $     0   $        0
---------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL         $       0     $        0     $     0   $        0
---------------------------------------------------------------------------------
16. TOTAL TAXES                  ($79,626)     ($721,161)    $71,855    ($872,642)
---------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE  NAME:  Kitty Hawk, Inc.                              ACCRUAL BASIS-5
--------------------------------------------

--------------------------------------------
CASE  NUMBER: 400-42141-BJH                             02/13/95, RWD, 2/96
--------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH:   February 2002
                                                               -----------------

-------------------------------------------
BANK RECONCILIATIONS

                                              Account #1    Account #2    Account #3
---------------------------------------------------------------------------------------------------
A. BANK:                                      Bank One      Bank One       Wells Fargo
--------------------------------------------------------------------------------------
B. ACCOUNT NUMBER:                            100140334     9319959434     4417-881463      TOTAL
--------------------------------------------------------------------------------------
C. PURPOSE (TYPE):                            Operating     Disbursement     Operating
--------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                $   118,117   $    300,000   $   438,522   $  879,263
---------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED          $         0   $          0   $         0   $        0
---------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS              $         0   $  1,514,238   $         0   $1,573,894
---------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                   $         0          ($500)  $         0   $  278,142
---------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS               $   118,117    ($1,214,738)  $   438,522    ($658,099)
---------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN               No checks           43700    No checks
---------------------------------------------------------------------------------------------------

-------------------------------------------
INVESTMENT ACCOUNTS
---------------------------------------------------------------------------------------------------------
                                                DATE OF       TYPE OF           PURCHASE        CURRENT
BANK, ACCOUNT NAME & NUMBER                    PURCHASE      INSTRUMENT           PRICE          VALUE
---------------------------------------------------------------------------------------------------------
7.  Wells Fargo Certificate of Deposit                      CD                 $   200,000    $   205,115
---------------------------------------------------------------------------------------------------------
8.  Bank One                                   2/28/2002    Overnight Sweep    $17,359,219    $17,359,219
---------------------------------------------------------------------------------------------------------
9.  N/A
---------------------------------------------------------------------------------------------------------
10. N/A
---------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                          $17,559,219    $17,564,334
---------------------------------------------------------------------------------------------------------

-------------------------------------------
CASH
---------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                          $     2,500
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                                 $17,150,345
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME: Kitty Hawk, Inc.                                ACCRUAL BASIS-5
--------------------------------------------

--------------------------------------------
CASE  NUMBER: 400-42141-BJH                             02/13/95, RWD, 2/96
--------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                        MONTH:      February 2002
--------------------------------------------                   -------------------------------------------
BANK RECONCILIATIONS
                                              Account #4       Account #5          Account #6
----------------------------------------------------------------------------------------------------------
A.  BANK:                                      Bank One         Bank One            Bank One
------------------------------------------------------------------------------------------------
B.  ACCOUNT NUMBER:                           1570695922    00129949/931995845     1586268961      TOTAL
------------------------------------------------------------------------------------------------
C.  PURPOSE (TYPE):                              Payroll      Health Insurance     Flex Spending
----------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                 $      0        $19,225               $3,399       $ 22,624
----------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED           $      0        $     0               $    0       $      0
----------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS               $ 40,431        $19,225               $    0       $ 59,656
----------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                    $278,642        $     0               $    0       $278,642
----------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                $238,211        $     0               $3,399       $241,610
----------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN                  91973         158094                11160
----------------------------------------------------------------------------------------------------------

--------------------------------------------
INVESTMENT ACCOUNTS
-----------------------------------------------------------------------------------------
                                               DATE OF    TYPE OF     PURCHASE   CURRENT
BANK, ACCOUNT NAME & NUMBER                   PURCHASE   INSTRUMENT    PRICE      VALUE
-----------------------------------------------------------------------------------------
7.
-----------------------------------------------------------------------------------------
8.
-----------------------------------------------------------------------------------------
9.
-----------------------------------------------------------------------------------------
10.
-----------------------------------------------------------------------------------------
11. TOTAL  INVESTMENTS                                                   $0      $     0
-----------------------------------------------------------------------------------------

--------------------------------------------
CASH
-----------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                             $     0
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                    $241,610
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME: Kitty Hawk, Inc.                                ACCRUAL BASIS-6
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
--------------------------------------------

                                                         MONTH:    February 2002
                                                         -----------------------

------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE
AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31)
(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS.
ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS,
INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.).
ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------
                         INSIDERS
-----------------------------------------------------
                       TYPE OF   AMOUNT    TOTAL PAID
      NAME             PAYMENT    PAID      TO DATE
-----------------------------------------------------
1.  Mike Clark         Salary    $ 7,917   $  169,167
-----------------------------------------------------
2.  Jim Craig          Salary    $12,500   $  458,336
-----------------------------------------------------
3.  Janie Garrard      Salary    $     0   $    2,625
-----------------------------------------------------
4.  Drew Keith         Salary    $12,188   $  453,338
-----------------------------------------------------
5   Lena Baker         Salary    $     0   $    7,500
-----------------------------------------------------
6   Jim Reeves         Salary    $16,667   $  666,661
-----------------------------------------------------
7   John Turnipseed    Salary    $     0   $   41,668
-----------------------------------------------------
8   TOTAL PAYMENTS
    TO INSIDERS                  $49,272   $1,799,295
-----------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                  PROFESSIONALS
------------------------------------------------------------------------------------------------------
                                      DATE OF COURT                                           TOTAL
                                    ORDER AUTHORIZING    AMOUNT     AMOUNT    TOTAL PAID     INCURRED
            NAME                        PAYMENT         APPROVED     PAID       TO DATE     & UNPAID *
------------------------------------------------------------------------------------------------------
1.  Lain Faulkner                                                  $ 50,045   $ 1,159,982   $   41,696
------------------------------------------------------------------------------------------------------
2.  Haynes and Boone                                               $323,792   $ 4,488,204   $  597,839
------------------------------------------------------------------------------------------------------
3.  The Seabury Group                                              $150,000   $ 2,650,000   $        0
------------------------------------------------------------------------------------------------------
4.  Forshey & Prostock                                             $      0   $   365,670   $        0
------------------------------------------------------------------------------------------------------
5   Price Waterhouse Coopers                                       $      0   $   386,015   $        0
------------------------------------------------------------------------------------------------------
6   Jay Alix and Associates                                        $ 26,120   $   988,557   $  149,542
------------------------------------------------------------------------------------------------------
7   Andrews & Kurth                                                $      0   $   995,467   $  212,273
------------------------------------------------------------------------------------------------------
8   Jenkins & Gilchrist                                            $      0   $    47,474   $        0
------------------------------------------------------------------------------------------------------
9   Ford and Harrison                                              $  7,401   $   241,875   $    3,510
------------------------------------------------------------------------------------------------------
10  Grant Thornton                                                 $ 19,700   $   400,800   $   16,923
------------------------------------------------------------------------------------------------------
11  Verner Liipfert                                                $ 21,675   $   875,617   $   25,022
------------------------------------------------------------------------------------------------------
12  The Ivy Group                                                        $0   $    81,900   $        0
------------------------------------------------------------------------------------------------------
13  Wells Fargo Bank - reimburse
    prof fees - disputing amount                                   $      0   $ 3,224,966   $        0
------------------------------------------------------------------------------------------------------
14  Diamond McCarthy Taylor                                        $ 99,019   $   111,484   $   83,603
------------------------------------------------------------------------------------------------------
15  TOTAL PAYMENTS
    TO PROFESSIONALS                                       $0      $697,752   $16,018,011   $1,130,408
------------------------------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

----------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
----------------------------------------------------------------------------

----------------------------------------------------------------------
                                    SCHEDULED   AMOUNTS
                                     MONTHLY     PAID         TOTAL
                                    PAYMENTS    DURING        UNPAID
         NAME OF CREDITOR             DUE       MONTH     POSTPETITION
----------------------------------------------------------------------
1.  N/A
----------------------------------------------------------------------
2.  N/A
----------------------------------------------------------------------
3.  N/A
----------------------------------------------------------------------
4.  N/A
----------------------------------------------------------------------
5.  N/A
----------------------------------------------------------------------
6.  TOTAL                              $0         $0           $0
----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME: Kitty Hawk, Inc.                                ACCRUAL  BASIS-7
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
--------------------------------------------

                                                        MONTH: February 2002
                                                               -----------------
--------------------------------------------
QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                                       YES    NO
--------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
    THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                      X
-------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
    OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                X
-------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
    LOANS) DUE FROM RELATED PARTIES?                                          X
-------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
    THIS REPORTING PERIOD?                                              X
-------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
    DEBTOR FROM ANY PARTY?                                                    X
-------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                              X
-------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
    PAST DUE?                                                                 X
-------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                          X
-------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                X
-------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
    DELINQUENT?                                                               X
-------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
    REPORTING PERIOD?                                                         X
-------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                           X
-------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES,"
PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH
ADDITIONAL SHEETS IF NECESSARY.

Item #4 - the Company has paid down approximately $8.5 million on its revolving
--------------------------------------------------------------------------------
  credit facility in accordance with various court orders. Cash used in the
--------------------------------------------------------------------------------
  payments were a result of asset sales, internally generated cash and
--------------------------------------------------------------------------------
  collection of peak season work with USPS. Of the USPS receipts, 2/3 of every
--------------------------------------------------------------------------------
  dollar collected was remitted to the bank.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------
INSURANCE
--------------------------------------------------------------------------------
                                                                       YES    NO
--------------------------------------------------------------------------------
1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                            X
--------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                              X
--------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF
ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS
REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH
ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                          INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------------------------------
      TYPE OF                                                                         PAYMENT AMOUNT
       POLICY                      CARRIER                  PERIOD COVERED             & FREQUENCY
--------------------------------------------------------------------------------------------------------
121 Aircraft Insurance    Aviation Insurance Services    6/1/2001 - 5/31/2002       781,160    Quarterly
--------------------------------------------------------------------------------------------------------
Workers Comp              Aviation Insurance Services    01/01/2002 - 12/31/2002     62,430    Monthly
--------------------------------------------------------------------------------------------------------
Inland Marine/Property    CGU                            4/1/2001 - 3/31/2002         9,902    Monthly
--------------------------------------------------------------------------------------------------------
Primary Auto              Aviation Insurance Services    4/1/2001 - 3/31/2002        10,827    Monthly
--------------------------------------------------------------------------------------------------------
Excess Auto               Aviation Insurance Services    4/1/2001 - 3/31/2002        29,870    Annual
--------------------------------------------------------------------------------------------------------
Aggregate Claims Liab     Reliastar                      5/1/2001 - 4/30/2002        15,000    Annually
--------------------------------------------------------------------------------------------------------
Claims Admin Runout       CIGNA                          5/1/2001 - 4/30/2002       125,779    One time
--------------------------------------------------------------------------------------------------------
Pilot Long Term Disabl    UNUM                           5/1/2001 - 4/30/2002         7,975    Monthly
--------------------------------------------------------------------------------------------------------
Stop Loss                 Reliastar                      5/1/2001 - 4/30/2002        31,635    Monthly
--------------------------------------------------------------------------------------------------------
Case Management           Reliastar                      5/1/2001 - 4/30/2002         1,329    Monthly
--------------------------------------------------------------------------------------------------------
Claims Administration     CIGNA                          5/1/2001 - 4/30/2002        25,052    Monthly
--------------------------------------------------------------------------------------------------------
Life/AD&D                 CIGNA                          5/1/2001 - 4/30/2002        11,732    Monthly
--------------------------------------------------------------------------------------------------------
EAP                       Behavioral Health Partners     5/1/2001 - 4/30/2002         2,941    Monthly
--------------------------------------------------------------------------------------------------------
Section 125 Admin         Taxsaver                       5/1/2001 - 4/30/2002         1,179    Monthly
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

--------------------------------------------
CASE NAME: Kitty Hawk, Inc.                             FOOTNOTES SUPPLEMENT
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42141-BJH                                 ACCRUAL BASIS
--------------------------------------------

                                                 MONTH:      February 2002
                                                       -------------------------

-------------------------------------------------------------------------------------------------------
ACCRUAL BASIS     LINE
 FORM NUMBER     NUMBER                             FOOTNOTE / EXPLANATION
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
     3              8      All cash received into the each subsidiary cash account is swept
-------------------------------------------------------------------------------------------------------
                             each night to Kitty Hawk, Inc. Master Account
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
     3             31      All disbursements (either by wire transfer or check), including payroll, are
-------------------------------------------------------------------------------------------------------
                             disbursed out of the Kitty Hawk, Inc. controlled disbursement
-------------------------------------------------------------------------------------------------------
                             account.
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
     4              6      All assessments of uncollectible accounts receivable are done
-------------------------------------------------------------------------------------------------------
                             at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed
-------------------------------------------------------------------------------------------------------
                             down to Inc.'s subsidiaries as deemed necessary.
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
     7                     All insurance policies are carried in the name of Kitty Hawk, Inc. and its
-------------------------------------------------------------------------------------------------------
                             subsidiaries. Therefore, they are listed here accordingly.
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items

ACCRUAL BASIS-1                                         February 2002

8.  OTHER (ATTACH LIST)                                 $ 316,904,161 Reported
                                                        -------------
       Intercompany Receivables                           315,311,413
       A/R Other                                              247,973
       A/R Reconciling item                                   (13,074)
       Deferred Taxes                                         776,266
       Deposits - Other                                       165,584
       Deposits - Retainers                                   415,999
                                                        -------------
                                                          316,904,161 Detail
                                                        -------------
                                                                   -- Difference

14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)                              7,151,860 Reported
                                                        -------------
       Loan organization costs                                     --
       Bond offering costs                                  7,151,860
       Goodwill - KH Cargo                                         --
                                                        -------------
                                                            7,151,860 Detail
                                                        -------------
                                                                   -- Difference

15. OTHER (ATTACH LIST)                                   138,370,015
                                                        -------------
       Investment in KH Aircargo                                1,000
       Investment in KH International                      81,974,302
       Investment in Longhorn                               2,266,436
       Investment in KH Cargo                              54,128,277
                                                        -------------
                                                          138,370,015 Detail
                                                        -------------
                                                                   -- Difference

22. OTHER (ATTACH LIST)                                 $     604,962 Reported
                                                        -------------
       Accrued expenses                                       117,802
       Accrued interest                                        82,178
       Accrued health savings                                 420,423
       A/P Aging reconciling item                             (24,454)
       A/P clearing                                                71
       Accrued 401(k)                                           8,942
                                                        -------------
                                                              604,962 Detail
                                                        -------------
                                                                   -- Difference

27. OTHER (ATTACH LIST)                                 $  28,849,513 Reported
                                                        -------------
       Deferred Taxes                                      31,006,505
       Accrued Taxes payable                              (17,685,739)
       Interest payable                                    15,528,747
                                                        -------------
                                                           28,849,513 Detail
                                                        -------------
                                                                   -- Difference

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items

ACCRUAL BASIS-2

16. NON-OPERATING INCOME (ATT. LIST)                          (22,315)Reported
                                                        -------------
       Interest Income                                        (22,688)
       Other Misc Expense                                         373
                                                        -------------
                                                              (22,315)Detail
                                                                   -- Difference

ACCRUAL BASIS-3

8.  OTHER (ATTACH LIST)                                    16,082,135 Reported
                                                        -------------
       Transfers from Charters                              5,327,891
       Transfers from Cargo                                 4,789,483
       Transfers from Aircargo                              3,789,576
       Transfers from OKT                                      38,347
       Cash deposits - non-lockbox                          2,103,430
       Interest income                                         16,842
       NSF                                                     (6,001)
       Misc Deposits                                           22,567
                                                        -------------
                                                           16,082,135 Detail
                                                        -------------
                                                                   -- Difference
                                                        -------------

25. OTHER (ATTACH LIST)                                     3,797,984 Reported
                                                        -------------
       Inc. 401(k)                                            166,932
       Employee Expenses                                       19,007
       Bank charges                                             6,413
       Refunds/Claims                                          11,909
       Fuel                                                 1,383,448
       Ground Handling                                      1,012,326
       Shipping                                                32,938
       Ondemand Charter costs                                   5,408
       135 Airline costs                                          224
       Building maintenance/security                           45,857
       Contract Labor                                          59,499
       Trucking                                               318,416
       Customs/Parking/Landing                                364,212
       Containers                                              21,665
       Simulator/Communication/Other Training                 168,543
       Misc                                                       350
       Voided checks and corrections                           (9,409)
       Charts/Manuals                                          36,075
       Shutdown costs                                           7,988
       Deicing                                                111,261
       Office                                                  59,805
       Subcharter Aircraft                                    (24,883)
                                                        -------------

                                                        -------------
                                                            3,797,984 Detail
                                                                   -- Difference